EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the filing of the Quarterly Report of BPI Energy Holdings, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), each of the undersigned officers of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Dated: December 15, 2006

/s/ James G. Azlein
By:	James G. Azlein
Title:	President and Chief Executive Officer

/s/ Randy L. Elkins
By:	Randy L. Elkins
Title:	Controller and Acting Chief Financial Officer